UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2006



                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)



            Bermuda                      001-31468                98-0428969
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)


                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-5550

                                 Not applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 26, 2006, the Company announced that, effective February 1, 2006, Neil Greenspan, age 38, has been appointed Chief Accounting Officer and Vice President of the Company and of Montpelier Reinsurance Ltd. The appointment will take effect upon final approval from the Bermuda Department of Immigration. Mr. Greenspan was previously employed by the ACE Group for 6 years, most recently holding the position of Vice President - Accounting of ACE Financial Solutions International in Bermuda. Prior to that, Mr. Greenspan was an auditor with Pricewaterhouse and PricewaterhouseCoopers, Bermuda.

     We have entered into a service agreement with Mr. Greenspan, pursuant to which he will be paid an initial base salary of $200,000 per annum, subject to annual review as determined by the Compensation and Nominating Committee of the Board. In general, either Mr. Greenspan or the Company can terminate his employment by giving six months notice (or by providing salary in lieu of notice). Mr. Greenspan will be entitled to participate in the Company's equity and other employee benefit plans. He has agreed not to compete with the Company for six months following a termination of his employment.

     Neil McConachie, currently Treasurer and Chief Accounting Officer of the Company and of Montpelier Reinsurance Ltd., who had submitted his resignation on November 15, 2005, will leave the Company effective January 26, 2006.



Item 7.01. Regulation FD Disclosure.

     The  press  release   announcing  the  new  Chief  Accounting  Officer  and
Treasurer, dated January 26, 2006, is attached as Exhibit 99.1.



Item 9.01. Financial Statements and Exhibits.

       (d)      Exhibits.

                Exhibit No.     Description
                99.1            Press Release of the Company, dated January
                                26, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Montpelier Re Holdings Ltd.
                                        ----------------------------------------
                                                       (Registrant)


  January 26, 2006                       By: /s/ Jonathan B. Kim
--------------------                    ----------------------------------------
       Date                              Name:  Jonathan B. Kim
                                         Title: General Counsel and Secretary

Index to Exhibits

Exhibit No.             Description
-----------             -----------

99.1                    Press Release of the Company, dated January 26, 2006.